EXECUTION

                         AMENDMENT AND WAIVER NO. 1 TO
                          REVOLVING CREDIT AGREEMENT
                            AND SECURITY AGREEMENT


         THIS AMENDMENT AND WAIVER NO. 1 TO REVOLVING CREDIT AGREEMENT AND SECURITY AGREEMENT (the "Amendment Agreement") is made and entered into this 28th day of March, 1996 by and between VPSI, INC., a Delaware corporation having its principal place of business in Troy, Michigan (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), a national banking association (the "Lender"). Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Credit Agreement (defined below).

                             W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender have entered into the Revolving Credit Agreement dated as of February 6, 1996, whereby the Lender has made available to the Borrower a revolving credit facility of up to $50,000,000 (such agreement, as at any time amended, restated, modified or supplemented, being referred to as the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lender have agreed that the Credit Agreement shall be amended in the manner set forth herein;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended as follows, effective as of the date hereof:

         a. Section 1.01 is hereby amended by adding the following definition of "ARAC":

                  "'ARAC' means Arizona Rent-A-Car Systems, Inc.;"

         b. Section 1.01 is hereby amended by adding the following definition of "ARAC Security Agreement":

                  "'ARAC Asset Purchase Agreement' means the Asset Purchase Agreement dated as of March 28, 1996, between ARAC and the Borrower, as amended, modified or supplemented from time to time;"

         c. Section 1.01 is hereby amended by adding the following definition of "ARAC Lease":







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                  "'ARAC Lease' means the lease agreement dated as of March
         28, 1996, between ARAC and the Borrower, pursuant to which the Borrower has leased the ARAC Vehicles to ARAC, as such lease may be amended, modified or supplemented from time to time;"

         d. Section 1.01 is hereby amended by adding the following definition of "ARAC Vehicles":

                  "'ARAC Vehicles' means all of the vehicles identified on
         Schedule 4 hereto.

         e. The definition of "Collateral" in Section 1.01 is hereby amended in its entirety so that it shall read as follows:

                  "'Collateral' means, collectively, the Vehicles, the Repurchase Agreements, the Repurchase Receivables, the Closing Date Indebtedness, the Closing Date Indebtedness Documents, the ARAC Lease, the ARAC Asset Purchase Agreement, and any other property of the Borrower or any other Person from time to time securing any of the Obligations;"

         f. The definition of "Loan Documents" in Section 1.01 is hereby amended in its entirety so that it shall read as follows:

                  "'Loan Documents' means this Agreement, the Note, the Guaranty, the Security Agreement, the Assignments of Repurchase Agreements, the Assignment of Indebtedness, the ARAC Lease, the ARAC Asset Purchase Agreement and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of the Lender (or an agent designated by the Lender) in connection with the Loans made under this Agreement, as the same may be amended, modified or supplemented from time to time;"

         g. The definition of "Vehicles" in Section 1.01 is hereby amended by inserting the phrase "(or, in the case of the ARAC Vehicles, automobiles or light trucks)" after the word "vans" in the third line of such definition.

         h. The Credit Agreement is amended by adding Schedule 4 in the form attached hereto.

         2. AMENDMENTS TO SECURITY AGREEMENT. Subject to the conditions hereof, the Security Agreement is hereby amended as follow, effective as of the date hereof:

         a. Clauses (h) and (i) of Section 2.1 of the Security Agreement are hereby replaced by the following clauses (h), (i),
(j) and (k):


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                  "(h) the ARAC Lease, and all of the Borrower's rights
         thereunder, including without limitation all rights to rent and other payments thereunder;

                  "(i) the ARAC Asset Purchase Agreement and all of the Borrower's rights thereunder, including without limitation the Borrower's rights with respect to the ARAC Vehicles and the certificates of title for the ARAC Vehicles;

                  "(j) all accounts and general intangibles included in or constituting or relating to the foregoing or deriving therefrom; and

                  "(k) all products, rents, issues, profits, returns, income and proceeds of or rights with respect to any and all of the foregoing Collateral, including proceeds of any loss or damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to in clauses (a) to (j) above, together with any policies of insurance covering any or all of the above, any rebates or refunds whether for insurance or otherwise, and all proceeds of any such proceeds, whether now existing or hereafter acquired, and, to the extent not otherwise included, all payments under any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral."

         b. Clause (g) of Section 2.5 of the Security Agreement is hereby amended by inserting the phrase "for the Vehicles or on certificates of title for the ARAC Vehicles" after the words "Certificates of Title" and before the comma in the second line of such clause (g).

         c. The following Section 4.8 is added to the Security Agreement:

                  "Section 4.8 ARAC Lease and ARAC Asset Purchase Agreement. The Borrower shall insist on ARAC's strict compliance with the terms of the ARAC Lease and the ARAC Asset Purchase Agreement. The Borrower shall not amend, modify, supplement or terminate the ARAC Lease or the ARAC Asset Purchase Agreement without the prior written consent of the Lender. The Borrower shall instruct ARAC to make all payments under the ARAC Lease directly to the Lender. In the event the Borrower receives any payment under the ARAC Lease, the Borrower shall hold such payment in trust for the Lender, segregated from all other monies and property of the Borrower, and the Borrower shall immediately deliver such payment to the Lender."

         3. WAIVER. The Borrower has informed the Lender that the Borrower wishes to lease the ARAC Vehicles to ARAC pursuant to the

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ARAC Lease. Subject to the conditions hereof, the Lender consents to the ARAC
Lease and waives any noncompliance with Section 8.02 (Transfer of Assets) and
Section 8.07 (Transactions with Affiliates) that may be caused by the ARAC Lease, provided that the Borrower retains title to the ARAC Vehicles and the security interest of the Lender in the ARAC Vehicles remains perfected.

         The waiver contained herein (i) is limited as specified herein and
(ii) shall not constitute an amendment or modification of the Credit Agreement or any other Loan Document.

         4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that:

                  a. The representations and warranties made by the Borrower in Article V thereof are true on and as of the date hereof;

                  b. There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since February 6, 1996 other than changes in the ordinary course of business;

                  c. The business and properties of the Borrower and its Subsidiaries are not, and since February 6, 1996 have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  d. After giving effect to this Amendment Agreement no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document, either immediately or with the lapse of time or the giving of notice, or both.

         5. CONSENT OF GUARANTORS. The Guarantor has joined in the execution of this Amendment Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of Obligations of Borrower as provided in the Guaranty.

         6. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Lender of the following:

                           (i) executed originals of this Amendment Agreement,
                  the ARAC Lease, and the ARAC Asset Purchase Agreement;

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                             (ii) resolutions of the boards of directors or
                  other appropriate governing body (or of the appropriate committee thereof) of the Borrower, the Guarantor and ARAC certified by its secretary or assistant secretary as of the date hereof, approving and adopting this Amendment Agreement, the ARAC Lease, the ARAC Asset Purchase Agreement, and any other documents to be executed by such Person, and authorizing the execution and delivery thereof;

                            (iii) evidence satisfactory to the Lender of
                  ARAC's consent to the Borrower's assignment and grant to the Lender of a Lien in the ARAC Lease, the ARAC Vehicles and the ARAC Asset Purchase Agreement;

                           (iv) evidence satisfactory to the Lender of ARAC's
                  payment in full, and termination, of the Bank of America Facility and the Bank of America Credit Agreement;

                           (v) evidence satisfactory to the Lender of Bank of
                  America's release of any Lien in any property of the Borrower or ARAC;

                           (vi) duly executed UCC financing statements,
                  perfecting the Lender's Lien on the Collateral under the Security Agreement;

                           (vii) duly executed UCC financing statements with
                  respect to the ARAC Lease;

                           (viii) evidence satisfactory to the Lender that
                  Bank of America has delivered the original certificate of title for each ARAC Vehicle to the Borrower;

                           (ix) a power-of-attorney signed by Bank of America,
                  authorizing the Borrower or the Lender to release Bank of America's Lien on each ARAC Vehicle (and to cause appropriate notations on the respective certificates of title);

                           (x) payment of the Amendment Fee; and

                           (xi) such other documents, instruments and
                  certificates as the Lender may reasonably request on or prior to the effective date hereof in connection with consummation of the transactions contemplated hereby.

All proceedings of the Borrower and each Subsidiary relating to the matters provided for herein shall be satisfactory to the Lender and its counsel.


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         7.       FEES.

                  a.       AMENDMENT FEE.  Without limiting the generality of
Section 2.08 of the Credit Agreement relating to the Unused Fee and Upfront Fee, the Borrower shall pay to the Lender on the date hereof an amendment fee (the "Amendment Fee") in the amount of $15,000.

                  b. LEGAL FEES. In addition to the foregoing, the Borrower shall promptly reimburse the Lender for the aggregate legal fees incurred by the Lender in connection with the negotiation, review and execution of this Amendment Agreement.

         8. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         9. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         10. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         11. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF FLORIDA. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR FOR THE PURPOSES OF COLLECTION.

         12. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

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         13.      CREDIT AGREEMENT.  All references in any of the Loan
Documents to the Credit Agreement or the Security Agreement shall mean and include such agreement as amended hereby.

         14. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower and the Lenders and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the secured party, may not assign any rights, powers, duties or obligations hereunder.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        BORROWER:

WITNESS:                                VPSI, INC.

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                                        By:________________________________
____________________________            Name:______________________________
                                        Title:_____________________________


                                        LENDER:

WITNESS:                                NATIONSBANK, NATIONAL ASSOCIATION
                                          (SOUTH)

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                                        By:________________________________
____________________________            Name:______________________________
                                        Title:_____________________________



                                        GUARANTOR:

WITNESS:                                TEAM RENTAL GROUP, INC.

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                                        By:________________________________
____________________________            Name:______________________________
                                        Title:_____________________________



                             SIGNATURE PAGE 1 OF 1








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                                  SCHEDULE 4

                                 ARAC Vehicles